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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    FORM 8-K

                             ---------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report
        (Date of Earliest Event Reported):      Commission File Number:
               JULY 15, 1996                               0-17303



                             -----------------------


                         VECTOR AEROMOTIVE CORPORATION
             (Exact name of registrant as specified in its charter)


     NEVADA                                               33-0254334
State of Incorporation                                  (I.R.S. Employer
                                                     Identification Number)


                          7601 CENTURION PARKWAY SOUTH
                             JACKSONVILLE, FL 32256
                                 (904) 645-0505
                        (Address of principal executive
                         offices and telephone number)


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ITEM 5. OTHER EVENTS

     See exhibit 99.1 for Press Release issued July 12, 1996, regarding Vector Aeromotive Corporation.


ITEM 7. EXHIBITS

     The following documents are filed as exibits to this Form 8-K:

     99.1 Press Release issued July 12, 1996.



                                 SIGNATURES


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     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   VECTOR AEROMOTIVE CORPORATION



Dated: July 15, 1996                      By: /s/ D. Peter Rose
                                              ------------------------------
                                              D. Peter Rose, President